Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 26, 2008, among ADOBE SYSTEMS INCORPORATED, a Delaware corporation (“Borrower”), each lender from time to time party to the Credit Agreement referred to below (each, a “Lender”, and collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower, the Lenders, and the Administrative Agent are party to a Credit Agreement dated as of February 16, 2007, as amended by that Amendment to Credit Agreement dated as of August 13, 2007 (as so amended, the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B.            The Borrower has requested that the Administrative Agent and the Lenders agree to an extension of the Maturity Date.  After taking into account certain assignments of Commitments by certain Lenders, the Lenders are each willing to extend the existing Maturity Date by one year, subject to the terms and conditions hereof.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.  As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrower pursuant to Section 5 hereof.

2.             Interpretation.  The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3.             Amendments to Credit Agreement.  Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 1.01 of the Credit Agreement shall be amended at the definition of “Maturity Date” by deleting the phrase “February 16, 2012” and inserting in lieu thereof “February 16, 2013”.

(b)           Schedule 2.01 of the Credit Agreement shall be amended and restated to read as set forth at Annex I hereto.

4.             Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           No Default has occurred and is continuing.

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(b)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)           The Amendment Documents constitute the legal, valid and binding obligations of the Borrower and are enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

(d)           All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they were true and correct as of such earlier date.

(e)           The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

(f)            There exist no Subsidiary Guarantors or Designated Borrowers as of the Effective Date.

5.             Effective Date.

(a)           This Amendment will become effective when each of the following conditions precedent has been satisfied (the “Effective Date”):

(i)            The Administrative Agent shall have received from the Borrower and each of the Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

(ii)           The Administrative Agent shall have received in relation to each assignment of Loans and Commitments undertaken in connection with this Amendment (together, “Additional Commitment Lenders”) a fully-executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to the Assignment and Assumption relating thereto, in compliance with Section 10.06(b) of the Credit Agreement, together with the processing fee (if any) required under Section 10.06(b)(iv), which Assignments and Assumptions shall be deemed effective immediately prior to the Effective Date.

(iii)          The Administrative Agent shall have received from the Borrower a certificate signed by the secretary or assistant secretary of the Borrower, dated the Effective Date, in form and substance satisfactory to the Administrative Agent, and certifying evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

(iv)          The Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, dated the Effective Date, and certifying that all

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representations and warranties contained herein are true and correct as of the Effective Date, as though made on such date.

(v)           The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent shall request.

(b)           For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

(c)           From and after the Effective Date, the Credit Agreement is amended or modified as set forth herein.  Except as expressly amended or modified pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d)           The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

6.             Reservation of Rights.  The Borrower acknowledges and agrees that neither the execution nor the delivery by the Administrative Agent and the Lenders of this Amendment, shall be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future.

7.             Miscellaneous.

(a)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(b)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14, 10.15 AND 10.16 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Administrative Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

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(d)           This Amendment, together with the other Amendment Documents and the Credit Agreement, contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(e)           If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(f)            The Borrower covenants to pay to or reimburse (i) the Administrative Agent, upon demand, for all costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, and (ii) to the Administrative Agent for the benefit of the Lenders who are assigning Commitments and Loans to the Additional Commitment Lenders, amounts specified under Section 3.05(d) of the Credit Agreement (as though such assignment were requested by the Borrower pursuant to Section 10.13 thereof), upon demand.

(g)           This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ADOBE SYSTEMS INCORPORATED, as the Borrower

By:	/s/ Mark Garrett

Name:	Mark Garrett

Title:	Executive VP and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer

Name:	Robert Rittelmeyer

Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kevin McMahon

Name:	Kevin McMahon

Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Anthony Galea

Name:	Anthony Galea

Title:	Vice President

ABN AMRO BANK, N.V.

By:	/s/ Sarabelle Hitchner

Name:	Sarabelle Hitchner

Title:	Senior Vice President

By:	/s/ Kathryn Schutz

Name:	Kathryn Schutz

Title:	Associate

BANK OF TOKYO-MITSUBISHI UFJ
TRUST COMPANY

By:	/s/ Patrick Reidy

Name:	Patrick Reidy

Title:	Senior Vice President

BNP PARIBAS

By:	/s/ William Davidson

Name:	William Davidson

Title:	Director

By:	/s/ Mathew Harvey

Name:	Mathew Harvey

Title:	Managing Director

CITIBANK, N.A.

By:	/s/ William S. Timmons, III

Name:	William S. Timmons, III

Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Raed Y. Alfayoumi

Name:	Raed Y. Alfayoumi

Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ John Brazzale

Name:	John Brazzale

Title:	Senior Vice President

SOCIETE GENERALE

By:	/s/ Nigel Elvey

Name:	Nigel Elvey

Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Leo E. Pagarigan

Name:	Leo E. Pagarigan

Title:	General Manager

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge

Name:	Daniel Twenge

Title:	Authorized Signatory

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Janet B. Nolin

Name:	Janet B. Nolin

Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ John G. Taylor

Name:	John G. Taylor

Title:	Director

AIG-FP CAPITAL PRESERVATION CORP.

By:	/s/ Diane Cenci

Name:	Diane Cenci

Title:	Chief Financial Officer and Treasurer

ANNEX I
TO SECOND AMENDMENT

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$115,000,000	11.500000000%
JPMorgan Chase Bank, N.A.	$105,000,000	10.500000000%
Bank of Tokyo-Mitsubishi UFJ Trust Company	$95,000,000	9.500000000%
BNP Paribas	$94,000,000	9.400000000%
KeyBank National Association	$80,000,000	8.000000000%
Wachovia Bank, National Association	$80,000,000	8.000000000%
Societe Generale	$80,000,000	8.000000000%
Morgan Stanley Bank	$70,000,000	7.000000000%
AIG-FP Capital Preservation Corp.	$60,000,000	6.000000000%
Citibank, N.A.	$60,000,000	6.000000000%
Sumitomo Mitsui Banking Corporation	$60,000,000	6.000000000%
The Northern Trust Company	$50,000,000	5.000000000%
ABN AMRO Bank, N.V.	$31,000,000	3.100000000%
State Street Bank and Trust Company	$20,000,000	2.000000000%
Total	$1,000,000,000	100.000000000%